AGREEMENT AMENDING INTERNATIONAL AGENCY CONTRACT

This agreement ("Agreement") is entered into on this 26th day of October, 2012 (“the Effective Date”), by and between A to Z innovations, a Company incorporated under the law of Hong Kong, having its principal executive office at 12th floor, Ruttonjee House, 11 Doddell st. Central Hong Kong (the “Company”), and Fuel Doctor Holdings, Inc. (the “Agent”), hereinafter sometimes referred to collectively as “the Parties.”

For good consideration, the Parties agree as follows:

The contract between the Parties entitled “Agency Agreement” and known as “International AZ  FD Agreement Revised March 27, 2012,” with an Effective Date of February 1, 2012, shall be amended as follows:

1.

The Effective Date shall been changed from February 1, 2012, to August 1, 2012.

2.

Appendix 1 shall be changed to read as follows:

Contract Year Ending: 08/01/2017 5 year initial contract: International	Minimum Number of Units Requirement
First year (08/01/2012-08/01/2013)	80,000
Second year (08/01/2013-08/01/2014)	160,000
Third year (08/01/2014-08/01/2015)	350,000
Fourth year (08/01/2015-08/01/2016)	500,000
Fifth year (08/01/2016-08/01/2017)	700,000

3.

Appendix 2 shall be changed to read as follows:

Contract Year Ending: 8/1/2027 10 Year renewal: International	Minimum Number of Units Requirement
First year (08/01/2017-08/01/2018)	750,000
Second year (08/01/2018-08/01/2019)	1,000,000
Third year (08/01/2019-08/01/2020)	1,250,000
Fourth year (08/01/2020-08/01/2021)	1,200,000
Fifth year (08/01/2021-08/01/2022)	1,150,000
Sixth year (08/01/2022-08/01/2023)	950,000
Seventh year (08/01/2023-8/01/2024)	900,000
Eighth year (08/01/2024-08/01/2025)	850,000
Ninth year (08/01/2025-08/01/2026)	800,000
Tenth year (08/01/2026-08/01/2027)	750,000

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IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their respective authorized representatives.

SIGNED at 23961 Craftsman Rd., Calabasas, California on this the 26th day of October, 2012.

For:       Fuel Doctor Holdings, Inc

/s/ Mark H. Soffa

Mark H. Soffa

                                                                                      President/CEO

Capacity:

Authority:

SIGNED at 23961 Craftsman Rd., Calabasas, California on this the 26th day of October, 2012.

For:

 A to Z Innovations Inc.

/s/ Assaf Tvoua

                                                                                    Partner

Capacity:

Authority:

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